COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

SUPPLEMENT DATED SEPTEMBER 30, 2009

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2009

The following information supplements information relating to the annual rate of sub-advisory fees in the section titled “INVESTMENT ADVISORY AND OTHER SERVICES – THE ADVISOR AND SUBADVISOR”:

Effective October 1, 2009, for its services under the Subadvisory Agreement between the Advisor and the Subadvisor, the Advisor (not the Fund) pays the Subadvisor a fee at the annual rate of 50% of the advisory fee received by the Advisor from the Fund with respect to the portion of the Fund’s average assets allocated to the Subadvisor by the Advisor.